PIONEER
                                     -------
                                     AMERICA
                                     INCOME
                                      TRUST

                                   Semiannual
                                     Report

                                     6/30/02

                                [PIONEER LOGO](R)

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1

 Portfolio Summary                                  2

 Performance Update                                 3

 Portfolio Management Discussion                    6

 Schedule of Investments                           10

 Financial Statements                              13

 Notes to Financial Statements                     20

 Trustees, Officers and Service Providers          25

 Programs and Services for Pioneer Shareowners     26

 Retirement Plans from Pioneer                     28

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 LETTER FROM THE PRESIDENT 6/30/02
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

Be guided by your needs, not by the news

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

The first retirement plan for owner-only businesses

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 6/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

U.S. Government Agency Obligations      66.2%
U.S. Treasury Obligations               25.8%
Temporary Cash Investment                8.0%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

8+  Years         15.8%
4-6 Years         11.5%
3-4 Years         11.1%
1-3 Years         57.4%
0-1 Year           4.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.  U.S. Treasury Bonds, 7.25%, 5/15/16                             9.60%
 2.  U.S. Treasury Notes, 6.5%, 2/15/10                              5.59
 3.  Government National Mortgage Association, 6.5%, TBA 30 YRS      4.67
 4.  Government National Mortgage Association, 7.0%, TBA 30 YRS      3.86
 5.  U.S. Treasury Bonds, 8.0%, 11/15/21                             3.40
 6.  Government National Mortgage Association, 6.5%, 2/15/32         3.37
 7.  U.S. Treasury Notes, 6.25%, 2/15/07                             2.87
 8.  U.S. Treasury Notes, 6.625%, 5/15/07                            2.86
 9.  U.S. Treasury Notes/Bonds, 6.375%, 8/15/27                      2.82
10.  Government National Mortgage Association, 7.5%, 12/15/31        2.22

Fund holdings will vary for other periods.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 6/30/02                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $9.95     $9.79

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.234            -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

------------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

            Net Asset    Public Offering
Period        Value          Price*
10 Years      6.11            5.62
 5 Years      6.43            5.45
 1 Year       7.72            2.84
------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Lehman Brothers            Lehman Brothers Fixed-Rate         Pioneer America
           Government Bond Index      Mortgage-Backed Securities Index       Income Trust*
 6/92              10000                           10000                          9550
                   10498                           10372                          9910
12/93              11616                           11061                         10810
                   11223                           10903                         10380
                   13281                           12734                         12048
12/96              13648                           13416                         12324
                   14956                           14689                         13373
                   16429                           15712                         14413
12/99              16060                           16003                         14049
                   18187                           17790                         15676
                   19504                           19252                         16604
 6/02              20239                           20120                         17280

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 6/30/02                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $9.91     $9.76

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.204            -               -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

                  If         If
Period           Held     Redeemed*
Life-of-Class
(4/29/94)        5.60%      5.60%
5 Years          5.60       5.44
1 Year           6.77       2.77
------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Lehman Brothers            Lehman Brothers Fixed-Rate         Pioneer America
           Government Bond Index      Mortgage-Backed Securities Index       Income Trust*
 4/94              10000                           10000                         10000
                   10041                           10149                          9943
                   11883                           11853                         11442
12/96              12211                           12488                         11624
                   13381                           13673                         12508
                   14699                           14625                         13394
12/99              14369                           14896                         12960
                   16272                           16559                         14344
                   17450                           17920                         15060
 6/02              18108                           18728                         15612

  The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

+ Index comparisons begin 4/30/94. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 6/30/02                                      CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $9.95     $9.79

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.204            -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

------------------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

                  Net Asset    Public Offering
Period              Value        Price/CDSC*
 Life-of-Class
 (1/31/96)          4.92%           4.75%
 5 Years            5.65            5.43
 1 Year             7.06            5.96
------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments made within one year of purchase.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Lehman Brothers            Lehman Brothers Fixed-Rate         Pioneer America
           Government Bond Index      Mortgage-Backed Securities Index       Income Trust*
 1/96             10000                            10000                          9900
12/96             10214                            10457                         10005
                  11192                            11449                         10784
                  12295                            12247                         11549
12/99             12019                            12473                         11181
                  13611                            13866                         12357
                  14596                            15006                         12981
 6/02             15146                            15682                         13469

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/02
--------------------------------------------------------------------------------

Investors in government-issued fixed-income securities benefited from the turbulence in the financial markets during the six-month period ended June 30, 2002. As the stock market continued to decline and the more risky sectors of the bond market struggled, many investors sought the relative safety of government securities. Richard Schlanger, a member of the fixed-income team, discusses the factors that had an impact on the fixed-income market and your Fund during the period.

Q: How did the Fund perform over the six-month period ended June 30, 2002?

A. In a low-yielding interest-rate environment, Pioneer America Income Trust rewarded shareowners with healthy gains during the period. For the six months ended June 30, 2002, Class A shares generated a total return of 4.07%, Class B shares 3.67% and Class C shares 3.76%. In comparison, the Lehman Brothers Government Bond Index returned 3.78% and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 4.51%. The Fund also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not fund shares). At period-end, the 30-day SEC yield for Class A shares was 4.41%, which is close to the yield on a 7-year Treasury bond with a duration of 5.8 years. (Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is advantageous when interest rates rise while a longer duration benefits a fund when interest rates decline.)

Q: There seemed to be many financial and non-financial factors affecting the economy during the first half of 2002. How did the economic environment affect bond investing during the period?

A. It was a difficult investment environment. Concerns about the economy, geopolitical problems, issues regarding corporate auditing and the war on terrorism had a big impact on investor confidence. To stimulate economic growth, the Federal Reserve had cut interest rates 11 times in 2001, bringing short-term rates to 1.75%, their lowest level in more than 40 years. As we moved into

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   2002, it looked as if the Fed's low interest-rate policy was having the desired effect. The economy rebounded strongly and market rates rose. For example, at the end of March 2002, the yield on the 10-year Treasury bond was at 5.40%, up from 4.75% at the end of November 2001. When expectations for a robust economic rebound began to wane, the yield on the 10-year Treasury fell back to 4.80% by the end of the June 2002.

   Against this backdrop, investors sought quality and safety above everything else. Your Fund benefited from this flight to quality, and assets grew from about $147 million in November to about $177 million in June. The Fund provided diversification to investors with large equity positions. It also offered safety from the uncertainty of equities, relative stability, AAA credit quality and a steady stream of income for fixed-income investors.

Q: Treasury securities performed well during the period, but you reduced the Fund's exposure to this part of the market. Why? A. We slightly reduced the Fund's Treasury exposure because we felt the fiscal situation in Washington was deteriorating. Revenues going into government coffers have declined, and government spending for homeland security, defense expenditures, aid to farmers and airlines has created a swelling deficit versus recent budget surpluses. Against this backdrop, we believe the Treasury will be issuing more and more securities in the future, and the increased supply of new Treasury bonds could lead to a decline in prices on existing Treasury securities.

   Other factors also influenced our decision to trim the Fund's Treasury position. Until recently, foreign investors looked to U.S. Treasuries as a safe haven because the U.S. dollar was so strong - they could buy Treasuries, get the appreciation as interest rates declined and then invest in dollars and get more appreciation as the dollar strengthened. With the Treasury issuing more supply and the dollar weakening, we believe less foreign capital will flow into U.S. capital markets in the months ahead. The rising price of gold and other commodities also affected our decision about Treasury securities. Historically, higher gold and commodities prices

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/02                            (continued)
--------------------------------------------------------------------------------

   have been a precursor to accelerating inflation. If inflation picks up and the Fed raises interest rates, Treasury prices will decline.

Q: As you lightened up on the Fund's Treasury position, where did you put the assets?

A. We favored mortgage-backed securities. We increased the Fund's weighting in mortgage-backed securities from 62.3% to 66.2% of assets. Mortgages provided higher returns than Treasury securities. For example, the Merrill Lynch Ginnie Mae Master Index rose 4.25% for the six months ended June 30, 2002 and the 10-year Treasury bond returned about 3.64% for the same period. During the first part of the period, we concentrated on buying premium mortgage-backed securities - those with coupons of 7.0% to 7.5%. When interest rates declined later in the period, we primarily bought Ginnie Mae securities with coupons of 6.5%. We also bought "seasoned paper," or mortgage securities that had been issued previously and for which homeowners had already passed on opportunities to refinance at lower rates.

Q: Why were mortgage-backed securities attractive?

A. After the September 11 attacks, many investors favored the safety of short-term Treasury securities. As a result, mortgage securities underperformed. At the beginning of 2002, their relative value was attractive and their yields were higher than those of Treasuries. Investing in mortgage-backed securities provided us with an opportunity to increase the Fund's income stream while maintaining a AAA credit quality.

Q: Would further interest-rate declines have a negative impact on the Ginnie Mae position in the portfolio?

A. If interest rates continue to decline there could be a spike in mort gage refinancings. If this happens, we would get back our principal sooner than expected, and we would reinvest that principal in mortgage-backed securities with lower prevailing rates. This would decrease the amount of income coming into the Fund. While we think there may be some pick-up in refinancing, we do not expect refinancings to reach the high level of a year ago.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What is your outlook for the next six months?

A. We expect the economy to recover gradually over the next several months. We believe the Federal Reserve is on hold and is not likely to boost interest rates until the end of 2002 or into 2003. The geopolitical issues are likely to remain with us, and it will take some time to restore investor confidence in corporate governance. Therefore, we believe investors will continue to seek the safe havens of the AAA-rated securities your Fund offers. We have positioned the portfolio to take advantage of this type of environment. The Fund has a shorter duration, which should help it maintain price stability should interest rates rise later in the year. The Fund's share price is likely to remain relatively stable, and investors could receive potentially higher income than Treasuries alone can provide. The Fund has a AAA credit quality rating and could continue to benefit investors seeking higher income than money market funds and diversification from equity positions.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENT 6/30/02 (unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                              Value
                 INVESTMENTS IN SECURITIES - 92.0%
                 U.S. TREASURY OBLIGATIONS - 25.8%
$ 4,600,000      U.S. Treasury Notes, 6.25%, 2/15/07            $ 5,033,486
  4,500,000      U.S. Treasury Notes, 6.625%, 5/15/07             5,003,982
  1,500,000      U.S. Treasury Notes, 5.625%, 5/15/08             1,601,016
  8,750,000      U.S. Treasury Notes, 6.50%, 2/15/10              9,781,450
 14,270,000      U.S. Treasury Bonds, 7.25%, 5/15/16             16,817,994
  4,650,000      U.S. Treasury Bonds, 8.0%, 11/15/21              5,947,638
  4,525,000      U.S. Treasury Notes/Bonds, 6.375%, 8/15/27       4,934,861
                                                                -----------
                 TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $48,029,689)                             $49,120,427
                                                                -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 66.2%
  8,000,000      Government National Mortgage Association,
                   6.5%, TBA 30 YRS                             $ 8,178,128
  6,500,000      Government National Mortgage Association,
                   7.0%, TBA 30 YRS                               6,762,691
      1,602      Government National Mortgage Association,
                   10.5%, 8/15/03                                     1,651
     16,093      Government National Mortgage Association,
                   9.5%, 12/15/03                                    16,491
    185,849      Government National Mortgage Association,
                   10.0%, 11/15/18 - 1/15/19                        208,834
     68,679      Government National Mortgage Association,
                   9.0%, 9/15/16 - 4/15/20                           75,758
    280,034      Government National Mortgage Association,
                   8.5%, 7/15/24                                    303,716
    131,522      Government National Mortgage Association,
                   6.0%, 10/15/28                                   132,307
 29,334,395      Government National Mortgage Association,
                   7.0%, 10/15/16 - 2/15/32                      30,592,148
 15,831,308      Government National Mortgage Association,
                   7.5%, 2/15/27 - 3/15/32                       16,723,771
 37,030,861      Government National Mortgage Association,
                   6.5%, 4/15/17 - 6/15/32                       37,896,563
    134,629      Government National Mortgage Association I,
                   10.0%, 3/15/20                                   151,250

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
                U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$4,361,246      Government National Mortgage Association I,
                  7.5%, 8/15/29 - 3/15/31                       $  4,606,700
 6,679,325      Government National Mortgage Association I,
                  7.0%, 8/15/23 - 4/15/31                          6,958,125
 5,301,209      Government National Mortgage Association I,
                  6.5%, 11/15/31 - 1/15/32                         5,419,492
    24,109      Government National Mortgage Association II,
                  10.0%, 1/20/06                                      25,782
   593,776      Government National Mortgage Association II,
                  7.49%, 10/20/22                                    629,574
   676,882      Government National Mortgage Association II,
                  9.0%, 9/20/21 - 11/20/24                           741,026
    54,684      Government National Mortgage Association II,
                  8.0%, 5/20/25 - 3/20/30                             58,035
 1,046,117      Government National Mortgage Association II,
                  7.5%, 6/20/30 - 12/20/30                         1,101,043
 5,237,919      Government National Mortgage Association II,
                  7.0%, 12/20/08 - 11/20/31                        5,432,430
                                                                ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $123,732,851)                             $126,015,515
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES
                (Cost $171,762,540)                             $175,135,942
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENT 6/30/02 (unaudited)                         (continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                   Value
                 TEMPORARY CASH INVESTMENT - 8.0%
                 Repurchase Agreement - 8.0%
$15,300,000      Credit Suisse First Boston Group, Inc., 1.86%,
                 dated 6/28/02, repurchase price of
                 $15,300,000 plus accrued interest on 7/1/02,
                 collateralized by $12,565,000 U.S. Treasury
                 Bonds, 11.625%, 11/15/04                          $ 15,300,000
                                                                   ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $15,300,000)                                $ 15,300,000
                                                                   ------------
                 TOTAL INVESTMENTS IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100.0%
                 (Cost $187,062,540)(a)(b)(c)                      $190,435,942
                                                                   ============

Note: The Trust's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

  (a) At June 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $187,351,150 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                     $3,093,143

       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                         (8,351)
                                                                     ----------
       Net unrealized gain                                           $3,084,792
                                                                     ==========

  (b) At December 31, 2001, the Trust had a net capital loss carryforward of $9,404,021 which will expire between 2002 and 2008 if not utilized.

  (c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2002 aggregated $90,609,141 and $63,957,009, respectively.

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 BALANCE SHEET 6/30/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary
   cash investment of $15,300,000) (cost $187,062,540)        $190,435,942
  Cash                                                              84,449
  Receivables -
     Fund shares sold                                            1,041,534
     Interest                                                    1,333,970
  Other                                                                585
                                                              ------------
     Total assets                                             $192,896,480
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $ 14,921,719
     Fund shares repurchased                                       275,330
     Dividends                                                     236,396
  Due to affiliates                                                161,345
  Accrued expenses                                                  42,533
                                                              ------------
     Total liabilities                                        $ 15,637,323
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $183,454,469
  Accumulated net investment loss                                 (560,027)
  Accumulated net realized loss on investments                  (9,008,687)
  Net unrealized gain on investments                             3,373,402
                                                              ------------
     Total net assets                                         $177,259,157
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $133,604,536/13,422,124 shares)           $       9.95
                                                              ============
  Class B (based on $32,619,897/3,291,779 shares)             $       9.91
                                                              ============
  Class C (based on $11,034,724/1,109,242 shares)             $       9.95
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A                                                     $      10.42
                                                              ============
  Class C                                                     $      10.05
                                                              ============

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/02

INVESTMENT INCOME:
  Interest                                                                   $4,541,381
                                                                             ----------
EXPENSES:
  Management fees                                             $399,571
  Transfer agent fees
     Class A                                                   138,425
     Class B                                                    41,859
     Class C                                                    13,152
  Distribution fees
     Class A                                                   155,685
     Class B                                                   136,716
     Class C                                                    39,687
  Administrative fees                                           18,596
  Custodian fees                                                 7,252
  Registration fees                                             26,605
  Professional fees                                             19,848
  Printing                                                      19,081
  Fees and expenses of nonaffiliated trustees                    4,179
  Miscellaneous                                                  4,109
                                                              --------
       Total expenses                                                        $1,024,765
       Less management fees waived by Pioneer Investment
         Management, Inc.                                                       (77,036)
       Less fees paid indirectly                                                 (3,255)
                                                                             ----------
       Net expenses                                                          $  944,474
                                                                             ----------
         Net investment income                                               $3,596,907
                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $  420,133
  Change in net unrealized gain on investments                                2,220,767
                                                                             ----------
     Net gain on investments                                                 $2,640,900
                                                                             ----------
     Net increase in net assets resulting from operations                    $6,237,807
                                                                             ==========

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/02 and the Year Ended 12/31/01

                                                         Six Months
                                                           Ended
                                                          6/30/02           Year Ended
                                                        (unaudited)          12/31/01
FROM OPERATIONS:
Net investment income                                   $  3,596,907       $  6,680,613
Net realized gain on investments                             420,133          1,619,870
Change in net unrealized gain (loss) on investments        2,220,767         (1,278,915)
                                                        ------------       ------------
  Net increase in net assets resulting from
     operations                                         $  6,237,807       $  7,021,568
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.23 and $0.54 per share, respectively)     $ (2,986,316)      $ (5,622,479)
  Class B ($0.20 and $0.46 per share, respectively)         (573,118)          (858,512)
  Class C ($0.20 and $0.44 per share, respectively)         (165,545)          (199,622)
In excess of net investment income:
  Class A ($0.00 and $0.03 per share, respectively)                -           (301,570)
  Class B ($0.00 and $0.04 per share, respectively)                -            (89,586)
  Class C ($0.00 and $0.01 per share, respectively)                -             (6,358)
                                                        ------------       ------------
     Total distributions to shareowners                 $ (3,724,979)      $ (7,078,127)
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 75,111,399       $ 85,919,773
Reinvestment of distributions                              2,381,743          4,780,854
Cost of shares repurchased                               (50,528,608)       (59,040,911)
                                                        ------------       ------------
  Net increase in net assets resulting from fund
     share transactions                                 $ 26,964,534       $ 31,659,716
                                                        ------------       ------------
  Net increase in net assets                            $ 29,477,362       $ 31,603,157
NET ASSETS:
Beginning of period                                      147,781,795        116,178,638
                                                        ------------       ------------
End of period (including accumulated net investment
  loss of $560,027 and $431,955, respectively)          $177,259,157       $147,781,795
                                                        ============       ============

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/02 and the Year Ended 12/31/01

                                     '02 Shares     '02 Amount
                                     (unaudited)    (unaudited)           '01 Shares     '01 Amount
CLASS A
Shares sold                           5,437,395     $53,586,667            5,846,916     $57,644,996
Reinvestment of distributions           193,693       1,908,922              402,542       3,970,420
Less shares repurchased              (4,056,633)    (39,834,614)          (4,245,172)    (41,820,237)
                                     ----------     -----------           ----------     -----------
  Net increase                        1,574,455     $15,660,975            2,004,286     $19,795,179
                                     ==========     ===========           ==========     ===========
CLASS B
Shares sold                           1,275,315     $12,537,804            1,912,426     $18,898,540
Reinvestment of distributions            37,959         372,831               69,101         680,057
Less shares repurchased                (584,716)     (5,722,776)          (1,152,213)    (11,315,774)
                                     ----------     -----------           ----------     -----------
  Net increase                          728,558     $ 7,187,859              829,314     $ 8,262,823
                                     ==========     ===========           ==========     ===========
CLASS C
Shares sold                             912,825     $ 8,986,928              947,808     $ 9,376,237
Reinvestment of distributions            10,136          99,990               13,219         130,377
Less shares repurchased                (505,600)     (4,971,218)            (599,790)     (5,904,900)
                                     ----------     -----------           ----------     -----------
  Net increase                          417,361     $ 4,115,700              361,237     $ 3,601,714
                                     ==========     ===========           ==========     ===========

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/02      Year Ended
                                                            (unaudited)     12/31/01
CLASS A
Net asset value, beginning of period                         $  9.79        $   9.76
                                                             -------        --------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.23        $   0.52
 Net realized and unrealized gain (loss) on investments         0.16            0.05
                                                             -------        --------
   Net increase (decrease) from investment operations        $  0.39        $   0.57
Distributions to shareowners:
 Net investment income                                         (0.23)          (0.51)
 In excess of net investment income                               --           (0.03)
                                                             -------        --------
Net increase (decrease) in net asset value                   $  0.16        $   0.03
                                                             -------        --------
Net asset value, end of period                               $  9.95        $   9.79
                                                             =======        ========
Total return*                                                   4.07%           5.92%
Ratio of net expenses to average net assets+                    1.00%**         1.01%
Ratio of net investment income to average net assets+           4.68%**         5.14%
Portfolio turnover rate                                           20%**           72%
Net assets, end of period (in thousands)                     $133,605       $115,998
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                 1.10%**         1.12%
   Net investment income                                        4.58%**         5.03%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 1.00%**         1.00%
   Net investment income                                        4.68%**         5.15%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/00     12/31/99     12/31/98     12/31/97
CLASS A
Net asset value, beginning of period                        $  9.30      $ 10.10      $   9.93     $   9.77
                                                            -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.58      $  0.55      $   0.58     $   0.64
 Net realized and unrealized gain (loss) on investments        0.46        (0.80)         0.17         0.16
                                                            -------      -------      --------     --------
   Net increase (decrease) from investment operations       $  1.04      $ (0.25)     $   0.75     $   0.80
Distributions to shareowners:
 Net investment income                                        (0.58)       (0.55)        (0.58)       (0.64)
 In excess of net investment income                               -            -             -            -
                                                            -------      -------      --------     --------
Net increase (decrease) in net asset value                  $  0.46      $ (0.80)     $   0.17     $   0.16
                                                            -------      -------      --------     --------
Net asset value, end of period                              $  9.76      $  9.30      $  10.10     $   9.93
                                                            =======      =======      ========     ========
Total return*                                                 11.58%       (2.52)%        7.78%        8.51%
Ratio of net expenses to average net assets+                   1.04%        1.01%         1.00%        1.02%
Ratio of net investment income to average net assets+          6.09%        5.63%         5.80%        6.55%
Portfolio turnover rate                                          56%          72%           81%          63%
Net assets, end of period (in thousands)                    $96,068      $111,262     $128,925     $138,022
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                1.16%        1.14%         1.10%        1.14%
   Net investment income                                       5.97%        5.50%         5.70%        6.43%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                1.00%        1.00%         1.00%        1.00%
   Net investment income                                       6.13%        5.64%         5.80%        6.57%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/02     Year Ended
                                                            (unaudited)    12/31/01
CLASS B
Net asset value, beginning of period                         $  9.76       $  9.74
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.20       $  0.44
 Net realized and unrealized gain (loss) on investments         0.15          0.04
                                                             -------       -------
   Net increase (decrease) from investment operations        $  0.35       $  0.48
Distributions to shareowners:
 Net investment income                                         (0.20)        (0.42)
 In excess of net investment income                                -         (0.04)
                                                             -------       -------
Net increase (decrease) in net asset value                   $  0.15       $  0.02
                                                             -------       -------
Net asset value, end of period                               $  9.91       $  9.76
                                                             =======       =======
Total return*                                                   3.67%         4.99%
Ratio of net expenses to average net assets+                    1.83%**       1.95%
Ratio of net investment income to average net assets+           3.85%**       4.18%
Portfolio turnover                                                20%**         72%
Net assets, end of period (in thousands)                     $32,620       $25,008
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                 1.93%**       2.06%
   Net investment income                                        3.75%**       4.07%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 1.83%**       1.93%
   Net investment income                                        3.85%**       4.20%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/00     12/31/99     12/31/98     12/31/97
CLASS B
Net asset value, beginning of period                        $  9.28      $ 10.07      $  9.90      $  9.75
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.50      $  0.47      $  0.51      $  0.57
 Net realized and unrealized gain (loss) on investments        0.46        (0.79)        0.17         0.15
                                                            -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.96      $ (0.32)     $  0.68      $  0.72
Distributions to shareowners:
 Net investment income                                        (0.50)       (0.47)       (0.51)       (0.57)
 In excess of net investment income                               -            -            -            -
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.46      $ (0.79)     $  0.17      $  0.15
                                                            -------      -------      -------      -------
Net asset value, end of period                              $  9.74      $  9.28      $ 10.07      $  9.90
                                                            =======      =======      =======      =======
Total return*                                                 10.68%       (3.24)%       7.08%        7.61%
Ratio of net expenses to average net assets+                   1.85%        1.78%        1.74%        1.77%
Ratio of net investment income to average net assets+          5.29%        4.87%        4.99%        5.78%
Portfolio turnover                                               56%          72%          81%          63%
Net assets, end of period (in thousands)                    $16,889      $19,695      $22,602      $11,935
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                1.98%        1.91%        1.81%        1.90%
   Net investment income                                       5.16%        4.74%        4.92%        5.65%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                1.83%        1.76%        1.72%        1.75%
   Net investment income                                       5.31%        4.89%        5.01%        5.80%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/02     Year Ended
                                                            (unaudited)    12/31/01
CLASS C
Net asset value, beginning of period                         $  9.79       $  9.74
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.19       $  0.46
 Net realized and unrealized gain (loss) on investments         0.17          0.03
                                                             -------       -------
   Net increase (decrease) from investment operations        $  0.36       $  0.49
Distributions to shareowners:
 Net investment income                                         (0.20)        (0.43)
 In excess of net investment income                                -         (0.01)
                                                             -------       -------
Net increase (decrease) in net asset value                   $  0.16       $  0.05
                                                             -------       -------
Net asset value, end of period                               $  9.95       $  9.79
                                                             =======       =======
Total return*                                                   3.76%         5.05%
Ratio of net expenses to average net assets+                    1.85%**       1.84%
Ratio of net investment income to average net assets+           3.83%**       4.22%
Portfolio turnover rate                                           20%**         72%
Net assets, end of period (in thousands)                     $11,035       $ 6,776
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                 1.95%**       1.95%
   Net investment income                                        3.73%**       4.11%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                 1.85%**       1.81%
   Net investment income                                        3.83%**       4.25%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/00     12/31/99     12/31/98     12/31/97
CLASS C
Net asset value, beginning of period                        $  9.28      $ 10.07      $  9.90      $  9.74
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.49      $  0.47      $  0.52      $  0.57
 Net realized and unrealized gain (loss) on investments        0.46        (0.79)        0.17         0.16
                                                            -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.95      $ (0.32)     $  0.69      $  0.73
Distributions to shareowners:
 Net investment income                                        (0.49)       (0.47)       (0.52)       (0.57)
 In excess of net investment income                               -            -            -            -
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.46      $ (0.79)     $  0.17      $  0.16
                                                            -------      -------      -------      -------
Net asset value, end of period                              $  9.74      $  9.28      $ 10.07      $  9.90
                                                            =======      =======      =======      =======
Total return*                                                 10.52%       (3.19)%       7.09%        7.78%
Ratio of net expenses to average net assets+                   2.02%        1.73%        1.65%        1.73%
Ratio of net investment income to average net assets+          5.14%        4.88%        4.97%        5.74%
Portfolio turnover rate                                          56%          72%          81%          63%
Net assets, end of period (in thousands)                    $ 3,221      $ 5,632      $11,891      $ 3,780
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                2.15%        1.85%        1.70%        1.85%
   Net investment income                                       5.01%        4.76%        4.92%        5.62%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
   Net expenses                                                1.97%        1.70%        1.62%        1.68%
   Net investment income                                       5.19%        4.91%        5.00%        5.79%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 + Ratios assuming no reduction for fees paid indirectly.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principals generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which considers such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly pay downs. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 6). Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. C. Fund Shares

   The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $16,083 in underwriting commissions on the sale of Fund shares for the six months ended June 30, 2002.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Trust's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At June 30, 2002, $62,250 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer America Income Trust

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3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $37,503 in transfer agent fees payable to PIMSS at June 30, 2002.

4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $61,592 in distribution fees payable to PFD at June 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2002, CDSCs in the amount of $41,772 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended June 30, 2002, the Trust's expenses were reduced by $3,255 under such arrangements.

6. Change in Accounting Principle

Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and

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 Pioneer America Income Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

began accreting discounts or amortizing premiums on debt securities. Prior to January 1, 2001, the Trust did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $671,270 reduction in cost of securities and a corresponding $671,270 increase in net unrealized appreciation (depreciation), based on securities held by the Trust on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $224,020, decrease net unrealized appreciation (depreciation) by $407,459 and increase net realized gains (losses) by $631,479. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

24
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 Pioneer America Income Trust

--------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr., Chairman         John F. Cogan, Jr., President
Mary K. Bush                         Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.                Vice President
Daniel T. Geraci                     Vincent Nave, Treasurer
Margaret B.W. Graham                 Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

26
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Pioneer America Income Trust

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Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

 Pioneer America Income Trust

--------------------------------------------------------------------------------
 RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*

For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan(SM)*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

28
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Pioneer America Income Trust

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403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.                                12102-00-0802
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                [RECYCLING SYMBOL] Printed on Recycled Paper